UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12
INVESCO VAN KAMPEN EXCHANGE FUND
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

Proxy Voting Information Merger Funds Proxy statements were mailed on or about January 28, 2011, to shareholders of record as of the close of business on January 14, 2011 for the Invesco Retail Funds. The purpose of the proxy statements, among other things, is to approve an agreement and plan of reorganization. The proxy statement contains disclosure information about the proposal for which votes have been solicited. You can also access your Fund’s proxy statement, common questions regarding your Fund’s proposal, annual report, and semi-annual report by clicking on the fund name listed below. The Shareholder Meeting was held on April 14, 2011, as scheduled and adjourned until May 11, 2011, and further adjourned until June 30, 2011 at 3:00 p.m. Central Time in order to solicit additional votes. The reconvened meeting will be held at the same location. Although the shareholder meeting has been adjourned until June 30, 2011, you still have time to vote your fund’s shares. You can also access your Fund’s proxy statement, common questions regarding your Fund’s proposal, annual report, and semi-annual report by clicking on the fund name listed below. Related Links Final merger ratios for merging Invesco Equity and Balanced Funds (PDF) Distributions update for merging Invesco funds (PDF) Update on Remaining Consolidation Proposals for Invesco Funds (PDF) Final merger ratios for merging Invesco Variable Insurance Funds (PDF) Policy Changes and Funds Moving into Limited Offering (PDF) Distributions Update for Merging Invesco Variable Insurance Funds (PDF) Update Regarding Consolidation Proposals for Invesco Funds (PDF) Invesco Product Line Reorganization (PDF) Shareholders Approve V.I. and Asset Allocation Fund Consolidations (PDF) Distributions Payment Update for Invesco Funds (PDF)

You may vote your shares at www.proxy-direct.com unless your shares are held through a broker, in which case you may vote your shares at www. proxyvote.com. You may vote your shares for Invesco Van Kampen Exchange Fund at www.proxyonline.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com. Enter the control number listed on the proxy card you received in the mail and follow the instructions on the web site. Call toll-free 1.800.337.3503 to vote for the Invesco Retail Funds. Enter the control number listed on the proxy card and follow the recorded instructions.
Call toll-free 1-866-458-9863 to vote for the Invesco Van Kampen Exchange Fund. Enter the control number listed on the proxy card and follow the recorded instructions. The shareholder meeting for the Invesco Retail Funds will be held on June 30, 2011.
The annual meeting of partners for the Invesco Van Kampen Exchange Fund will be held on June 17, 2011
Please notify Invesco at 1.800.952.3502 if you plan to attend the meeting. If you have any questions... If you have questions on the proxy statement or the voting process, please contact your financial consultant or call Invesco toll-free at 1.800.959.4246 or if you have questions on the Invesco Van Kampen Exchange Fund proxy statement or the voting process, please contact your financial consultant or call Invesco toll-free at 1-800-341-2929 option 2 any business day between 7:00 a.m. and 6:00 p.m. CT. If we have not received your proxy card after a reasonable amount of time, a representative from our proxy solicitation firm, Computershare Fund Services, may contact you to remind you to exercise your right to vot

Invesco Van Kampen Proxy Information by Fund Invesco Van Kampen Exchange Fund 1.Please read the proxy statement in full. (PDF) 2.Access some typical questions that shareholders may have regarding the proxy statement. (PDF) 3.You may cast your vote by logging onto the Web address listed on the enclosed proxy card. Have your proxy card in hand in order to follow the instructions given on the Web site.

QUESTIONS & ANSWERS FOR:
INVESCO VAN KAMPEN EXCHANGE FUND
We encourage you to read the proxy statement in full; however, the following represent some typical questions that partners may have regarding the proxy statement.
HOW DO I VOTE?
Voting may take place in the following ways:
1. Vote by Phone. You may cast your vote by calling the toll-free number listed on the enclosed proxy card. Have your proxy card in hand in order to follow the recorded instructions.
2. Vote Online. You may cast your vote by logging onto the Web address listed on the enclosed proxy card. Have your proxy card in hand in order to follow the instructions given on the Website.
3. Vote by Mail. You may cast your vote by mail by signing, dating and mailing the enclosed proxy card in the postage-prepaid return envelope provided.
4. Vote In Person. If you do attend the meeting, you may vote your shares in person. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.
HOW DOES THE BOARD RECOMMEND THAT I VOTE?
The Board recommends that you vote FOR the proposals.
WHY SHOULD I VOTE?
Every vote is important. If partners fail to vote their proxies, the fund may not receive enough votes to go forward with the June 17, 2011 annual meeting of partners. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to partners, which will result in additional expense to the fund.
WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?
We have hired the Altman Group as the Fund’s proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.
WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?
The Web proxy voting system offered by proxyonline.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:
•	Secure Sockets Layer (SSL) — A security measure that encrypts all information that travels between proxyonline.com’s Web server and the shareholder’s computer.

•	Control Number — Each shareholder is required to enter his or her control number. Proxyonline.com verifies the number and presents the holder with the proxy card.

•	Firewall — To protect the confidentiality of your account records, proxyonline.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of partners listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?
The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.
Sign and date and return the proxy card in the enclosed postage-paid envelope. All registered owners of an account, as shown in the address, must sign the card. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please indicate your full title.
WHAT IS THE DEADLINE FOR VOTING?
All votes must be received before or at the annual shareholder meeting, which will be held on June 17, 2011 at 2:45 p.m. Central Time.
WHAT IS THE PROPOSAL BEING PRESENTED AT THE MEETING AND WHAT AM I BEING ASKED TO VOTE ON?
•	To elect eleven Managing General Partners, each to serve until the next annual meeting of Partners or until a successor is elected and qualified.

•	To ratify changing the name of the Fund to Invesco Van Kampen Exchange Fund

•	To transact such other business as may properly come before the Meeting or any adjournments thereof.
WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSALS?
Further details about the proposals can be found in the proxy statement.

Thank you for calling Invesco.
If you plan to attend the Invesco Retail Funds Shareholder Meeting Press 1.
If you plan to attend the Invesco Van Kampen Exchange Fund Annual Meeting of Partners Press 2.

OPTION 1	Thank you for planning to attend the upcoming Shareholder Meeting which has been adjourned until 3:00 p.m. central time on June 30, 2001.

Please press 1 then state your full name and the number of persons that will be attending the meeting. Thank you for calling Invesco.

If you have questions about this proxy Press 2.

OPTION 2 Thank you for calling Invesco. You are now being routed to the client services phone que. [Internal note they will be routed to ext. 5200]

Again thank you for calling Invesco.

OPTION 2	Thank you for planning to attend the upcoming Invesco Van Kampen Exchange Fund Annual Meeting of Partners currently scheduled for 2:45 p.m. central standard time on June 17, 2011.

Please press 1 then state your full name and the number of persons that will be attending the meeting. Thank you for calling Invesco.

If you have questions about this proxy Press 2.

OPTION 2 Thank you for calling Invesco. You are now being routed to the client services phone que. [Internal note they will be routed to ext. 2326.]

Again thank you for calling Invesco.